UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07390

Boulder Total Return Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2006

Date of reporting period:	November 30, 2006

Item 1. Reports to Stockholders.

Boulder Total Return Fund, Inc.

Annual Report

November 30, 2006

Dear Stockholder:

The Boulder Total Return Fund had a total return on net asset value of 17.3% (after all expenses) for the fiscal year ending 11/30/06, beating the S&P 500 Index which had a return of 14.2% for the same period. The Fund's total return on market price was 28.2%! This was caused by a combination of the increase in net asset value ("NAV") as well as the narrowing of the discount at which the Fund's market price traded relative to its NAV at the end of the year compared with the beginning. The discount narrowed from 16.4% a year ago to only 8.7% on November 30, 2006. The discount as of December 29, 2006 was 2.9%. This is great for stockholders. But the best measure of your Fund's performance and how the underlying securities performed is the 17.3% total return on NAV. As long-term investors, we think that the most important measure of our investment performance is how the NAV performs over the long run.

Below is a comparison of the Fund's NAV performance with that of the S&P 500 Index, the Dow Jones Industrial Average and the NASDAQ Composite:

Cumulative Returns	3 Months Ended 11/30/06	6 Months Ended 11/30/06	One Year Ended 11/30/06	Three Years* Ended 11/30/06	Five Years* Ended 11/30/06	Since August 1999**
Boulder Total Return Fund	10.5%	11.6%	17.3%	11.9%	8.9%	9.7%
S&P 500 Index	7.8%	11.3%	14.2%	11.8%	6.0%	2.4%
Dow Jones Industrial Average	8.0%	10.8%	15.8%	10.1%	6.7%	3.8%
NASDAQ Composite	11.6%	12.0%	9.8%	8.1%	5.3%	-1.2%

The total returns for BTF in the table above do not include the affect of dilution from the 7/2003 rights offering. If the affect of dilution is included, the 5 year and since August 1999 annualized return would have been 7.5% and 8.7% respectively.

*  Annualized

**  Annualized since August 1999, when the current Advisers became investment advisers to the Fund.

We've outperformed the S&P 500 Index for every period in the table above. Not a bad record. It's our goal to beat the S&P 500 Index over the long-run. We've read with some passing interest that the renowned investment manager Bill Miller of the Legg Mason Funds, did not beat the S&P 500 Index this year, which is the first time it has happened in 15 years. Beating the S&P 500 for 15 years is an impressive record. We read in another report† that a study of managers with the best 10-year records indicates that more than 90% fell into the bottom half relative to their peers for 3 years in a row during that period and almost two-thirds fell into the bottom quartile relative to their peers for at least 3 years in a row. The conclusion we come to is that even with our out-performance of the S&P 500 Index shown above, there will likely come a time (maybe even a 3 year period!) when we don't outperform. Obviously, we never know when or if we will beat the S&P 500 Index, but it's a goal of ours.

You've heard the phrase "Out with the old, in with the new." Take that and reverse it, and you'll have a feel for one of our investment tenets—out with the new, in with the old. By this we mean we'd rather buy an "old" tried and true company than a new IPO (initial public offering). When you buy something that has been around for some time, you have a much better feel of what to expect in the future. With an IPO, you just don't know what may happen. With an older company, you likely have a seasoned and knowledgeable management team. With an IPO, you don't know. One thing you can be sure of with an IPO is that the

† Clipper Fund 2006 Semi-Annual Update citing a study by Davis Advisors of 116 managers from eVestment Alliance's large cap universe whose 10-year average annualized performance ranked in the top quartile from January 1, 1996 to December 31, 2005.

investment bankers are out "tooting the horn" for this great new IPO, trying to get as high a price as possible. This certainly runs counter to our objective of trying to buy out of favor stocks at a low price.

Seven years ago, we established a 25% position in Berkshire Hathaway. Investing 25% of a fund's assets in one security is almost unheard of in the mutual fund world. You'll hear the pundits shouting from every "Wall Street" corner: "diversify to decrease your risk." Huh? That doesn't make sense to us. Why buy 50 different stocks, some of which may be mediocre, when you could take your top 10 picks and buy more of them? We knew Berkshire Hathaway to be a "tried and true" company in every way. And to date, we haven't been disappointed.

Some of the newer names in your Fund in the past year include Home Depot, American International Group ("AIG"), YRC Worldwide—formerly known as Yellow Roadway, MDC Holdings, Pulte Homes, and several others. These companies have been around for some time and have proven track records. Although we hold 46 different stocks in the Fund, 13 of these are other closed-end funds, which leaves 33 stocks. Compare this to some other funds which own hundreds of stocks. We bought the closed-end funds, or registered investment companies ("RICs"), for two primary reasons: first, they were trading at pretty good discounts to their NAV's and second, they were paying fairly nice dividends. Although, as of the date of this report, we've made money on every single RIC we currently hold, they are not likely to be long-term investments for us. In a way, we view these RICs as money market substitutes paying higher yields, though we know there is a bit more risk involved.

Some of the better performing names in the Fund in the past year were Berkshire Hathaway and YUM! Brands, the two biggest holdings in the portfolio. Some of the foreign companies we held performed exceptionally well, including Heineken, Diageo and Midland Holdings, up 43%, 37% and 25% respectively during the year. We also bought two new foreign securities that you probably haven't heard of: New City Residences, a Japanese REIT, and Cheung Kong Holdings, a Hong Kong real estate developer and investor. The Fund now has about 11% of its assets in foreign securities and sovereign bonds. We hold these securities in the currency of the country in which they reside.

Some stocks that pulled down our performance during the year were Doral, down 60%, and First American Corp., down 16% (though First American Corp. was up 45% in 2005). Doral has been in far worse financial shape than I expected and this has been acutely reflected in its market price. Doral has been one of the worst selections in my investing career. Nonetheless, I am impressed with the new management and believe they have taken a big bath so I look for results to improve from here, but only time will tell. Also of mention is Wal-Mart, a relatively large holding, which was down about 4% in our fiscal 2006.

The Fund declared a dividend in December 2006 of $1.03 per share. Like last year, most of this was long-term capital gain, although because of tax rules, we have to proportionally allocate this between our common stockholders and our Auction Market Preferred stockholders, and thus the actual amount of long-term capital gains for the common was $0.84 per share, and the rest, $0.19 per share, was net investment income.

The Fund has paid out $1.76 per share over the past 2 years. We don't know if this trend will continue. It will depend on any sales decisions we make. Most of the stocks we own have unrealized gains, so when we sell them, we trigger a gain; at year-end, we must pay gains out to stockholders. We have re-submitted our exemptive application with the SEC to enable the Fund to pay a managed distribution. That is a regular monthly distribution, similar to what our sister fund, the Boulder Growth & Income Fund, has been doing since May 2006. The exemptive application must be approved by the SEC prior to us paying out a monthly distribution, and we can't tell you for sure at this point whether or not it will happen.

Along this same line, we would like to encourage ALL stockholders to register for the Fund's Dividend Reinvestment Plan, also called a "DRIP" plan. This enables stockholders to reinvest their dividends in additional shares of the Fund, whether it's once a year or 12 times a year. Some brokers will permit you to enroll in our DRIP, but many will tell you that they can reinvest your dividends for you. However, if the Fund is trading at a premium to its NAV on the dividend payment dates, the Fund may issue new shares at a slight discount to market, which would be an advantage over any price a broker could get purchasing shares in the open market. The only way you can be certain to be in the Fund's DRIP plan is to become a registered stockholder. If you would like to become one, we urge you to call our Transfer Agent, PFPC Inc., at 1-800-331-1710 and find out the details. A copy of the Fund's DRIP plan can be found towards the end of this report.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the new features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, managed distribution information, and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. Also on the website, you will find information about the Boulder Total Return Fund's sister fund—the Boulder Growth & Income Fund.

Sincerely,

Stewart R. Horejsi

January 3, 2007

Boulder Total Return Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 11/30/2005 to 11/30/2006

		Common Stock Investments
		REITS	Industrials	RICS	Total
Beginning Market Value	11/30/05	$47,526,886	$233,363,862	$3,870,076	$284,760,824
Cost of Purchases	12/01/05 - 11/30/06	6,739,967	32,275,632	21,315,293	60,330,892
Proceeds from Sales	12/01/05 - 11/30/06	35,146,745	16,046,836	0	51,193,581
Net Purchases/(Sales)		(28,406,778)	16,228,796	21,315,293	$9,137,311
Beginning Market Value Plus Net Purchases/(Sales)		19,120,108	249,592,658	25,185,369	293,898,135
Net Appreciation/(Depreciation)		2,618,774	34,828,574	2,764,248	40,211,596
Ending Market Value	11/30/06	21,738,882	284,421,232	27,949,617	$334,109,731
Number of Issues Held	11/30/06	4	29	13
Cash, Auction Market Preferred Securities, US Treasuries, Foreign Bonds/Treasuries, Other Assets and Liabilities					$35,052,221
AMPS Redemption Value					(77,500,000)
Total Net Assets applicable to Common Stockholders					$291,661,952

Financial Data
(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
11/30/05	$21.02	$17.57
12/31/05	$20.08	$17.00	$0.76
1/31/06	$20.57	$17.27
2/28/06	$20.45	$17.61
3/31/06	$20.99	$17.82
4/30/06	$21.07	$17.40
5/31/06	$21.18	$17.72

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
6/30/06	$21.08	$18.00
7/31/06	$20.73	$17.47
8/31/06	$21.40	$18.41
9/30/06	$21.87	$19.14
10/31/06	$23.15	$20.73
11/30/06	$23.64	$21.59

Portfolio of Investments as of November 30, 2006  Boulder Total Return Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-92.9%
DOMESTIC COMMON STOCKS-81.7%
Beverages-4.2%
323,000	Anheuser-Busch Companies, Inc.	$15,345,731
Buildings-Residential/Commercial-0.9%
18,700	Lennar Corp., Class A	981,750
15,000	MDC Holdings Inc.	856,950
25,000	Pulte Homes, Inc.	843,500
31,000	Standard Pacific Corp.	795,460
		3,477,660
Construction Machinery-1.0%
60,000	Caterpillar, Inc.	3,721,800
Data Processing-Management-0.4%
32,244	Fidelity National Information Services Inc.	1,286,536
Diversified-28.9%
690	Berkshire Hathaway Inc., Class A†	73,899,000
9,200	Berkshire Hathaway Inc., Class B†	32,706,000
		106,605,000
Diversified Financial Services-1.0%
40,000	Legg Mason Inc.	3,814,400
Financial Services-4.5%
293,360	Citigroup, Inc.	14,547,723
547,000	Doral Financial Corp.	2,215,350
		16,763,073
Food-0.9%
63,000	Wm. Wrigley Jr. Company	3,303,720
Health Care Products & Services-0.9%
52,000	Johnson & Johnson	3,427,320
Insurance-3.4%
53,000	American International Group, Inc.	3,726,960
73,363	Fidelity National Financial, Inc.	1,660,938
120,000	First American Corporation	4,633,200
83,000	Marsh & McLennan Companies, Inc.	2,607,860
		12,628,958
Manufacturing-3.1%
150,500	Eaton Corporation	11,600,540
REITS-3.9%
800,000	HRPT Properties Trust	10,056,000
75,000	Redwood Trust, Inc.	4,290,750
		14,346,750
Retail-15.4%
100,000	The Home Depot, Inc.	3,797,000
370,000	Wal-Mart Stores, Inc.	17,057,000
590,000	Yum! Brands, Inc.	36,102,100
		56,956,100

See accompanying Notes to Financial Statements

Portfolio of Investments as of November 30, 2006  Boulder Total Return Fund, Inc.

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
RICS-7.6%
25,000	AEW Real Estate Income Fund	$571,000
80,000	AIM Select Real Estate Income Fund	1,566,400
110,000	BlackRock Floating Rate Income Strategies II Inc.	1,970,100
77,000	BlackRock Floating Rate Income Strategies Inc.	1,379,840
100,000	Cohen & Steers REIT and Utility Income Fund, Inc.	2,225,000
93,000	DWS RREEF Real Estate Fund II	1,878,600
160,000	Eaton Vance Senior Income Trust	1,324,800
34,500	First Trust/Four Corners Senior Floating Rate Income Fund	623,070
110,000	First Trust/Four Corners Senior Floating Rate Income Fund II	1,974,500
482,700	Flaherty & Crumrine Claymore Preferred Securities Income Fund, Inc.	10,566,303
96,300	Flaherty & Crumrine Claymore Total Return Fund, Inc.	2,126,304
30,000	LMP Corporate Loan Fund Inc.	404,700
100,000	Nuveen Floating Rate Income Fund	1,339,000
		27,949,617
Savings & Loan Companies-4.7%
392,549	Washington Mutual, Inc.	17,146,540
Transport-Trucking-0.9%
90,000	YRC Worldwide, Inc.†	3,487,500
	Total Domestic Common Stocks (cost $191,975,671)	301,861,245
FOREIGN COMMON STOCKS-8.8%
Hong Kong-1.9%
290,000	Cheung Kong Holdings, Ltd.	3,426,239
6,156,000	Midland Holdings, Ltd.	3,498,042
		6,924,281
Japan-0.9%
772	New City Residence Investment Corporation, REIT	3,471,013
Netherlands-1.3%
95,117	Heineken NV	4,639,830
New Zealand-1.1%
4,150,136	Kiwi Income Property Trust, REIT	3,921,119
United Kingdom-3.6%
75,000	Diageo PLC, Sponsored ADR	5,796,750
705,000	Lloyds TSB Group PLC	7,495,493
		13,292,243
	Total Foreign Common Stocks (cost $25,290,189)	32,248,486
AUCTION MARKET PREFERRED SECURITIES-2.4%
120	Calamos Convertible Opportunities & Income Fund, Series TH7	3,000,000
160	Cohen & Steers REIT & Preferred Income Fund, Inc., Series TH	4,000,000
80	Pioneer High Income Trust	2,000,000
	Total Auction Market Preferred Securities (cost $9,000,000)	9,000,000
	Total Long Term Investments (cost $226,265,860)	343,109,731

See accompanying Notes to Financial Statements

Portfolio of Investments as of November 30, 2006  Boulder Total Return Fund, Inc.

Par Value	Description	Value (Note 1)
SHORT TERM INVESTMENTS-7.1%
BANK DEPOSIT-0.2%
$791,000	Investors Bank & Trust Money Market Deposit Account, 4.200% due 12/01/06 (cost $791,000)	$791,000
FOREIGN GOVERNMENT BONDS-2.1%
New Zealand-0.6%
3,236,000	New Zealand Treasury Bill, .000% due 1/31/07*	2,190,713
United Kingdom-1.5%
2,810,000	United Kingdom Treasuries, 8.500% due 7/16/07	5,642,165
	Total Foreign Government Bonds (cost $7,543,890)	7,832,878
U.S. TREASURY BILLS-4.8%
3,500,000	5.065% due 12/28/06	3,486,704
10,000,000	5.130% due 12/14/06	9,981,475
4,000,000	5.150% due 12/21/06	3,988,556
	Total U.S. Treasury Bills (cost $17,456,735)	17,456,735
	Total Short Term Investments (cost $25,791,625)	26,080,613
Total Investments-100.0%
	(cost $252,057,485)	369,190,344
	Other Assets and Liabilities-(0.0%)	(28,392)
	Total Net Assets Available to Common Stock and Preferred Stock-100%	369,161,952
	Auction Market Preferred Stock (AMPs) Redemption Value	(77,500,000)
	Total Net Assets Available to Common Stock	$291,661,952

†    Non-income producing security.

*    Zero coupon bond.

ADR  -  American Depository Receipt

REIT  -  Real Estate Investment Trust

RIC  -  Registered Investment Company

See accompanying Notes to Financial Statements

Investments as a % of Net Assets (Unaudited)

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  Boulder Total Return Fund, Inc.

November 30, 2006

ASSETS:
Investments, at value (Cost $252,057,485) (Note 1)	$369,190,344
Cash	654
Dividends and interest receivable	575,167
Prepaid expenses and other assets	26,259
TOTAL ASSETS	369,792,424
LIABILITIES:
Investment co-advisory fees payable (Note 2)	$374,763
Administration, co-administration and custodian fees payable (Note 2)	103,575
Legal and audit fees payable	74,415
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	22,645
Directors' fees and expenses payable (Note 2)	13,020
Accrued expenses and other payables	42,054
TOTAL LIABILITIES	630,472
FUND TOTAL NET ASSETS	$369,161,952
TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 775 shares outstanding, liquidation preference of $100,000 per share (Note 5)	77,500,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$291,661,952
NET ASSETS (Applicable to Common Stockholders) consist of:
Undistributed net investment income	$2,280,062
Accumulated net realized gain on investment sold and foreign currency transactions	10,387,446
Unrealized appreciation of investments and foreign currency transactions	117,320,750
Par value of Common Stock (Note 4)	123,387
Paid-in Capital in excess of par value of Common Stock	161,550,307
TOTAL NET ASSETS

(Applicable to Common Stock, 12,338,660 shares outstanding)	$23.64	$291,661,952

See accompanying Notes to Financial Statements

Statement of Operations  Boulder Total Return Fund, Inc.

For the Year Ended November 30, 2006

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $40,309)	$7,620,886
Interest and other income	1,843,603
TOTAL INVESTMENT INCOME:	9,464,489
EXPENSES:
Investment co-advisory fees (Note 2)	$4,245,336
Administration, co-administration and custodian fees (Note 2)	870,202
Preferred Stock broker commissions and Auction Agent fees	211,350
Directors fees and expenses (Note 2)	147,096
Legal and audit fees	132,819
Insurance expenses	64,149
Printing fees	49,224
Other	70,827
OPERATING EXPENSES	5,791,003
NET INVESTMENT INCOME	3,673,486
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Securities	13,195,128
Foreign currency related transactions	144,838
Net change in unrealized appreciation of:
Securities	28,260,188
Foreign currency related transactions	18,340
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	41,618,494
LESS: PREFERRED STOCK DIVIDENDS	(3,862,274)
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHARES	$41,429,706

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets  Boulder Total Return Fund, Inc.

	Year Ended November 30,
	2006	2005
OPERATIONS:
Net investment income	$3,673,486	$2,414,078
Net realized gain on investments sold during the year	13,339,966	11,683,755
Net change in unrealized appreciation of investments during the year	28,278,528	2,107,813
Net increase in net assets resulting from operations	45,291,980	16,205,646
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(551,689)	(613,751)
Dividends paid from long term capital gains	(3,310,585)	(1,855,221)
Total Distributions: Preferred Stock Dividends	(3,862,274)	(2,468,972)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	41,429,706	13,736,674
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	(2,097,572)	—
Dividends paid from long term capital gains to stockholders	(7,033,036)	—
Total Distributions: Common Shares	(9,130,608)	—
NET INCREASE IN NET ASSETS FOR THE YEAR	32,299,098	13,736,674
NET ASSETS:	—	—
Beginning of year	336,862,854	323,126,180
End of year (including undistributed net investment income of $2,280,062 and $2,096,773, respectively)	$369,161,952	$336,862,854
AUCTION MARKET PREFERRED SHARES (AMPS) REDEMPTION VALUE	(77,500,000)	(77,500,000)
NET ASSETS APPLICABLE TO COMMON SHARES	$291,661,952	$259,362,854

See accompanying Notes to Financial Statements

Financial Highlinghts  Boulder Total Return Fund, Inc.

For a Common share outstanding throughout each period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

	Year Ended November 30,
	2006	2005	2004	2003	2002
OPERATING PERFORMANCE:
Net asset value, beginning of year	$21.02	$19.91	$17.61	$15.04	$17.36
Net investment income	0.30	0.15	0.03	0.07	0.49
Net realized and unrealized gain/(loss) on investments	3.37	1.17	2.35	3.78	(2.51)
Total from investment operations	3.67	1.32	2.38	3.85	(2.02)
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to AMP* Stockholders	(0.04)	(0.05)	(0.09)	(0.01)	(0.16)
Dividends paid from capital to AMP* Stockholders	—	—	—	(0.07)	—
Dividends paid from long term capital gains to AMP* Stockholders	(0.27)	(0.15)	—	—	—
Change in accumulated undeclared dividends on AMP* Stockholders	—	(0.01)	0.01	0.00 (c)	0.00 (c)
Net Increase/(Decrease) from operations applicable to common shares	3.36	1.11	2.30	3.77	(2.18)
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income to Common Stockholders	(0.17)	—	—	(0.01)	(0.14)
Distributions paid from long term capital gains to Common Stockholders	(0.57)	—	—	—	—
Dividends paid from capital to Common Stockholders	—	—	—	(0.02)	—
Dilutive Impact of Rights Offering†	—	—	—	(1.18)	—
Accretive Impact of Capital Share Transactions	—	—	—	0.01	—
Net Increase/(Decrease) in Common Net Asset Value	2.62	1.11	2.30	2.57	(2.32)
Net asset value, end of year	$23.64	$21.02	$19.91	$17.61	$15.04
Market value, end of year	$21.59	$17.57	$17.45	$14.59	$12.79
Total investment return based on net asset value(a)	17.36%	5.58%	13.06%	17.37%	(12.62)%
Total investment return based on market value(a)	28.23%	0.69%	19.60%	14.35%	(19.62)%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Operating expenses	2.21%	2.24%	2.30%	2.45%	2.42%
Net investment income(b)	1.06%	0.71%	0.66%	(0.08)%	1.85%
SUPPLEMENTAL DATA:
Portfolio turnover rate	23%	32%	25%	9%	38%
Net assets, end of the year (in 000's)	$291,662	$259,363	$245,626	$220,573	$141,607
Number of shares outstanding at the end of period (in 000's)	12,339	12,339	12,339	12,527	9,417
Ratio of operating expenses to Total Average Net Assets including AMP*	1.71%	1.72%	1.73%	1.66%	1.65%

*  Taxable Auction Market Preferred Stock ("AMP").

(a)  Assumes reinvestment of distributions at the market price at reinvestment date.

(b)  The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to AMP Stockholders.

(c)  Amount represents less than $0.01 per Common share.

†  The Rights Offering was fully subscribed at a subscription price of $12.10 for 3,140,517 shares, which equals $38,000,255 in gross proceeds. The Rights Offering had $(1.17) NAV impact and the $120,460 expenses associated with the Rights Offering had a $(0.01) NAV impact.

See accompanying Notes to Financial Statements

Financial Highlights (Continued) (Unaudited)  Boulder Total Return Fund, Inc.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share(2)	Average Market Value Per Share(2)
11/30/06	775	$476,367	$100,000	$100,000
11/30/05	775	434,662	100,000	100,000
11/30/04	775	416,937	100,000	100,000
11/30/03	775	384,611	100,000	100,000
11/30/02	775	282,719	100,000	100,000
11/30/01	775	311,122	100,000	100,000

(1) See Note 5.

(2) Excludes accumulated undeclared dividends.

See accompanying Notes to Financial Statements

Notes to Financial Statements  Boulder Total Return Fund, Inc.

Note 1. Significant Accounting Policies

Boulder Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the
United States of America.

Portfolio Valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts ("REITS") and registered investment companies ("RICS") at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Stockholders: Dividends to Common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "Federal Income Taxes" below. The stockholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Stockholders as a credit against their own tax liabilities.

Notes to Financial Statements  Boulder Total Return Fund, Inc.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any). The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is a stockholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, a stockholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly net assets over $400 million. The equity owners of FAS are EALLC and the Lola Trust, each of which is a stockholder of the Fund and considered to be and "affiliated person" of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. The Fund pays Investors Bank an annualized fee of 0.058% of the Fund's average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million, in addition to any out-of-pocket and transaction fees.

PFPC Inc. ("PFPC") serves as the Fund's Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas ("Auction Agent"), a wholly owned subsidiary of Deutsche Bank, serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

Notes to Financial Statements  Boulder Total Return Fund, Inc.

Note 3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the year ended November 30, 2006 excluding short-term investments, aggregated $81,330,491 and $71,193,607, respectively.

On November 30, 2006, based on cost of $249,780,947, for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $122,894,042 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $3,484,645.

Note 4. Common Stock

At November 30, 2006, 240,000,000 of $0.01 par value Common Stock were authorized of which 12,338,660 shares were outstanding.

Note 5. Taxable Auction Market Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund's 775 shares of Money Market Cumulative Preferred StockTM were retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Stockholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Stockholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Stockholders may also trade shares in the secondary market between auction dates.

On November 30, 2006, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 5.26%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

Note 6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2006, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Notes to Financial Statements  Boulder Total Return Fund, Inc.

Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Note 7. Significant Stockholders

On November 30, 2006, the Lola Trust and other trusts and entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,447,782 shares of Common Stock of the Fund, representing approximately 44.15% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

Note 8. Share Repurchase Program

In accordance with Section 23(c) of the 1940 act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended November 30, 2006, the Fund did not repurchase any of its own shares.

Note 9. Tax Basis Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2006 and 2005 is as follows:

	Year Ended November 2006	Year Ended November 2005
Distributions paid from:
Ordinary Income	$2,649,261	$613,751
Long-Term Capital Gains	10,343,621	1,855,221
	$12,992,882	$2,468,972

As of November 30, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,291,843
Undistributed Long-Term Gain	10,387,446
Unrealized Appreciation	117,331,614
Other Temporary Differences	(22,645)
$129,988,258

Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from Real Estate Investment Trusts. Permanent book and tax basis difference of $(327,950), $327,949 and $1 were reclassified at November 30, 2006 among undistributed net investment income, accumulated net realized loss on investments and Paid in Capital, respectively, for the Fund.

Note 10. Other Information

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

Notes to Financial Statements  Boulder Total Return Fund, Inc.

Note 11. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Boulder Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Boulder Total Return Fund, Inc. (the "Fund"), including the portfolio of investments as of November 30, 2006, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the Fund for the year ended November 30, 2005 and the financial highlights for the four year period ended November 30, 2005, were audited by other auditors whose report, dated January 13, 2006, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
January 12, 2007

Additional Information (Unaudited)  Boulder Total Return Fund, Inc.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, prinicipal accounting officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at http://www.boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Total Return Fund, Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Significant Events

At a board meeting held on July 24, 2006, the Audit Committee selected and the Board ratified Deloitte & Touche LLP as the Fund's independent registered public accounting firm to replace KPMG LLP (KPMG).

The reports of the financial statements audited by KPMG for the Fund for the past 6 years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.There were no disagreements between the Fund and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Additional Information (Unaudited)  Boulder Total Return Fund, Inc.

Resignation of Director. On October 13, 2006, Dennis Causier of Mallorca Spain submitted his resignation as a director of the Fund. The remaining directors of the Fund accepted Mr. Causier's resignation and, at the subsequent regularly scheduled Board meeting held on October 23, 2006, nominated John R. Horejsi as Mr. Causier's replacement. Mr. Horejsi is the son of Stewart Horejsi, an agent and beneficiary of a substantial stockholder in the Fund, and will be an interested director of the Fund.

Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2006, 100% qualify for the dividend received deduction available to shareholders.

The amount of long-term capital gains paid for the fiscal year ended November 30, 2006 were $10,343,621.

For the fiscal year ended November 30, 2006, 100% of the taxable investment income qualifies for the 15% dividend tax rate.

Summary of Dividend Reinvestment Plan

Registered holders ("Common Shareholders") of common stock (the "Common Shares") are automatically enrolled (the "Participants") in the Fund's Dividend Reinvestment Plan (the "Plan") whereupon all distributions of income, capital gains or managed distributions ("Distributions") are automatically reinvested in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

PFPC Inc. (the "Agent") serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent's fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 Days' written notice to Common Shareholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund's Divident Reinvestment Plan, please contact the Agent at 1-800-331-1710.

Information about Directors and Officers (Unaudited)  Boulder Total Return Fund, Inc.

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex Overseen by Director
Disinterested Directors

Richard I. Barr Age: 69	Director of the Fund since 1999. Chairman of the Board since 2003. Current term expires at Annual Meeting for 2007.	Retired; Manager, Advantage Sales and Marketing, Inc. (food brokerage), 1963-2001; Director, First Financial Fund, Inc., since 2001; Director, Boulder Growth & Income Fund, Inc., since 2002.	3

Dr. Dean L. Jacobson Age: 68	Director of the Fund since 2004. Current term expires at Annual Meeting for 2007.	Founder and President of Forensic Engineering, Inc. (engineering investigations); since 1997, Professor Emeritus at Arizona State University; prior to 1997, Professor of Engineering at Arizona State University; Director, First Financial Fund, Inc., since 2003; Director, Boulder Growth and Income Fund, Inc., since 2006.	3

Joel W. Looney Age: 44	Director of the Fund since 2001. Current term expires at Annual Meeting for 2007.	Partner, Financial Management Group, LLC (investment adviser), since 1999; CFO, Bethany College, 1995-1999; Director and Chairman of the Board, Boulder Growth & Income Fund, Inc., since 2002; Director and Chairman of the Board, First Financial Fund Inc., since 2003.	3

Interested Directors**

Susan L. Ciciora Age: 42	Director of the Fund since 2001. Current term expires at Annual Meeting for 2007.	Trustee of the Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B; Director, Horejsi Charitable Foundation (private charitable foundation), since 1997; Director, Boulder Growth & Income Fund, Inc., since 2006; Director, First Financial Fund, Inc., since 2003.	3

John S. Horejsi Age: 39	Director of the Fund since 2006. Current term expires at Annual Meeting for 2007.	Director of Horejsi Charitable Foundation (a a private charitable foundation), since 1997; Director, Boulder Growth & Income Fund, Inc., since 2004; Director, First Financial Fund, Inc., since 2006.	3

*  Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

**  Ms. Ciciora and Mr.Horejsi each are an "interested person" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

Information about Directors and Officers (Unaudited)  Boulder Total Return Fund, Inc.

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 24, 2006 This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Name, Address, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Carl D. Johns 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 43	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer since 1999. Appointed annually.	Vice President and Treasurer of BIA and Assistant Manager of FAS, since 1999; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer, Boulder Growth & Income Fund, Inc., since 2002 and First Financial Fund Inc., since 2003.

Stephanie J. Kelley 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 50	Secretary since 2000. Appointed annually.	Secretary, Boulder Growth & Income Fund, Inc., since 2002 and First Financial Fund Inc., since 2003; Assistant Secretary and Assistant Treasurer of various other entities affliated with the Horejsi family; employee, FAS, since 1999.

Stephen C. Miller 2344 Spruce Street, Suite 800 Boulder,CO 80302 Age: 54	President of the Fund since 1999. Appointed annually.	President of and General Counsel for BIA, since 1999; Manager, FAS, since 1999; Vice President of SIA, since 1999; President of Boulder Growth & Income Fund, Inc., since 2002, President of First Financial Fund, Inc. since 2003; President and General Counsel, Horejsi Inc. (liquidated in 1999); General, Counsel, Brown Welding Supply, LLC (sold in 1999); Of Counsel, Krassa & Miller, LLC since 1991.

Nicole L. Murphey 2344 Spruce Street Suite 800 Boulder, CO 80302 Age: 29	Assistant Secretary since 2000. Appointed annually.	Assistant Secretary, Boulder Growth & Income Fund, Inc. since 2002 and First Financial Fund, Inc. since 2003; employee FAS, since 1999.

The Fund's President has certified to the New York Stock Exchange that, as of November 30, 2006 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

Boulder Total Return Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Boulder Total Return Fund, Inc.
(NYSE: BTF)

Annual Report

November 30, 2006

Directors

Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent—PFPC Inc., at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to stockholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

As of November 30, 2006, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. For the year ended November 30, 2006, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,250 and $25,500 for the fiscal years ended November 30, 2005 and November 30, 2006, respectively.

(b)         Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2005 and November 30, 2006 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)          Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns and excise tax calculations were $6,000 and $6,250 for the fiscal years ended November 30, 2005 and November 30, 2006, respectively.

(d)         All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $34,800 and $0 for the fiscal years ended November 30, 2005 and November 30, 2006, respectively.  These fees pertained to quarterly compliance testing related to the Fund’s Auction Market Preferred Shares.

(e)          (1)  The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2006 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         Not applicable.

(h)         Not applicable.

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Item 5. Audit Committee of Listed Registrants.

As of the end of the period covered by this report, the following registrants have been designated as the Fund’s audit committee: Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.             Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

2.             Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.             Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.     Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.     Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.             Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.             Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

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each year.  The Fund must file the complete proxy voting record on an annual basis on this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.  Name of the issuer of the portfolio security

2.  Exchange ticker symbol

3.  CUSIP #

4.  Shareholder meeting date

5.  Brief indication of the matter voted on

6.  Whether matter was proposed by the issuer or by a security holder

7.  Whether the Fund cast its vote on the matter

8.  How the Fund cast its vote

9.  Whether the Fund cast its vote for or against management

6.             Disclosures.

a.     The Fund shall include in any future registration statement:

i.      A description of the Voting Policies and the Voting Guidelines(3); and

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.      A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.             Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.  Proxy voting policies and procedures

2.  Proxy statements received regarding client securities

3.  Records of votes cast on behalf of clients

4.  Records of written client requests

5.     Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.             Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(6) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

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EXHIBIT  A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that

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the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options.

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We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans	Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes	Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

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Issuance of Authorized Shares	Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans	Generally FOR

Stock Splits	Generally FOR

Require Shareholder Approval to issue Preferred Stock	Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Boulder Total Return Fund – Portfolio Manager Disclosure.

Stewart R. Horejsi is the Fund’s primary investment manager and, together with Carl D. Johns, the Fund’s Vice President and Treasurer, is responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi is primarily responsible for the Fund’s asset allocation and Mr. Johns, also Vice President and Treasurer for Boulder Investment Advisers, LLC (“BIA”), is responsible for research and managing the Fund’s fixed income portfolio. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”. The Portfolio Managers act as the portfolio managers with respect to the Fund and one other registered investment company, the Boulder Growth & Income Fund, Inc. (“BIF”). As of November 30, 2006, BIF had total assets, including leverage, of approximately $128.1 million. BIA and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as Co-Advisers to the Fund and are collectively referred to as the “Advisers”.  Mr. Horejsi also acts as portfolio manager with respect to a client of the Advisers who is associated with the Horejsi family, the Horejsi Charitable Foundation, Inc. which has total assets of approximately $18.8 million as of December 31, 2006.  Mr. Horejsi also acts as a financial consultant to other trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and manages their portfolios of equities having an aggregate value of approximately $771.5 million as of December 31, 2006.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, and years of experience and service with the Advisers. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BIF and the other accounts described above that may have investment objectives identical or similar to those of the Fund. Mr. Horejsi also consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. Securities frequently meet the investment objectives of the Fund, the Horejsi Affiliates and such other funds and accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the Horejsi Affiliates and the other private account managed by the Advisers, the Horejsi Affiliates and such other private account have consented to allow the funds managed by the Advisers to complete their transactions in any particular security before the Horejsi Affiliates or such other private account will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other fund managed by the Advisers may have the same or similar investment objectives and policies as the Fund, its portfolio does not generally consist of the same investments as the Fund and its performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B and the Lola Brown Trust No. 1B, both of which have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold 3,413,138 shares and 1,434,515 shares, respectively, of the Fund as of December 31, 2006.  In addition, (i) Evergreen Atlantic, LLC, a limited liability company with respect to which Mr. Horejsi is a manager, owns 343,748 shares of the Fund; (ii) the Stewart West Indies Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 104,627, shares of the Fund; (iii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owns 72,976 shares of the Fund; (iv)  the John S. Horejsi Trust, a trust established by Mr. Horejsi’s son but with respect to which Mr. Horejsi is not a beneficiary, owns 53,080 shares of the Fund, and (v) the Evergreen Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 25,698 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”).  Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, he may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million. Mr. Horejsi disclaims all such beneficial ownership. Mr. Johns holds between $50,001 and $100,000 of the shares of the Fund as of December 31, 2006.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date	2/8/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date	2/8/07

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date	2/8/07